Supplement dated November 3, 2026

to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus, each dated April 27, 2026, as supplemented, for:

MassMutual EnvisionSM
Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses:

•	Effective as of the Close of Business on November 20, 2026, the MML VIP American Century Small Company Value Sub-Account (the “Sub-Account”), which invests in the MML VIP American Century Small Company Value Fund, will be closed to new investors.

If you have Contract Value allocated to the Sub-Account as of the Close of Business on November 20, 2026, you may continue to take any of the following actions on or after November 23, 2026, subject to the terms and conditions contained in the Prospectus:

•	Transfer Contract Value out of or into the Sub-Account;
•	Withdraw amounts from the Sub-Account;
•	Maintain your current investment in the Sub-Account;
•	Allocate new Purchase Payments to the Sub-Account; and
•	Continue to use the Sub-Account as part of the Custom Allocation Program (if you have elected an optional Income Guarantee Feature), Separate Account Dollar Cost Averaging Program, or Automatic Rebalancing Program.

If you do not have Contract Value allocated to the Sub-Account as of the Close of Business on November 20, 2026, you do not have access to the Sub-Account so you may not take any of the above actions on or after November 23, 2026.

If you have questions about this supplement or your product, please contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Service Center at (800) 272-2216 (8 a.m.– 8 p.m. Eastern Time).

For more information about the fund, read the fund prospectus. Fund prospectuses are available on our website at www.MassMutual.com.

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